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                                                                    EXHIBIT 10.3

                                                                 [LOGO OF ZYDECO
                                                                   APPEARS HERE]
                                                               EXPLORATION, INC.
                                                            --------------------

                                                     333 N. Sam Houston Pkwy. E.
                                                                      Suite 1160
                                                            Houston, Texas 77060
                                                                  (713) 820-2481
                                                              Fax (713) 820-6054

August 5, 1996



Cheniere Energy Operating Co., Inc.
237 Park Avenue, Suite 2100
New York, NY 10017

     Re:  Second Amendment

Gentlemen:

     I am writing with respect to that certain Exploration Agreement dated April 4, 1996, by and between FX Energy, Inc. and Zydeco Exploration, Inc., as amended by that certain First Amendment dated May 15, 1996 (the "Agreement"). For convenience, terms defined therein shall have the same meaning when used herein. FX Energy, Inc. has changed its name to Cheniere Energy Operating Co., Inc. ("FX"). We desire to amend the Agreement as follows:

          1. FX did not make the payment of $1,000,000 to the segregated account which was due on June 30, 1996 under Section 2 of the Agreement. FX shall make the $1,000,000 payment originally due June 30, 1996 to the segregated account on or before August 9, 1996. A failure to make such a payment by such date shall, notwithstanding anything in the Agreement to the contrary, be treated as a Discontinuance under Section 5.

          2. FX did not make the payment of $1,000,000 to the segregated account which was due on July 30, 1996. FX shall make the $1,000,000 payment originally due July 30, 1996 to the segregated account on or before October 31,1996. A failure to make such a payment by such date shall, notwithstanding anything in the Agreement to the contrary, be treated as a Discontinuance under
               Section 5.
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Cheniere Energy Operting Co., Inc.
August 5, 1996
Page 2



          3. It is the intent of the parties that no grace period apply to the payments required under this letter to be paid on August 9, 1996 and October 31, 1996.

          4. The parties agree that the agreements by Zydeco to defer payments under Section 2 do not obligate Zydeco to grant further waivers nor waive the rights of Zydeco to have payments made at the times provided in the Agreement, as modified hereby.

     If I have correctly set forth our agreements, kindly so indicate by executing one counterpart of this letter and returning it to the undersigned.

                              Yours very truly,

                              ZYDECO EXPLORATION, INC.


                              By:  /s/ Sam B. Myers, Jr.
                                   --------------------------------
                              Its:  Sam B. Myers, Jr., President



ACCEPTED AND AGREED TO THIS
8th DAY OF AUGUST, 1996.

Cheniere Energy Operating Co., Inc., formerly FX Energy, Inc.


By:  /s/ William D. Foster
     -----------------------------------
Its: President

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